UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): October 22, 2013

Sutron Corporation
(Exact name of registrant as specified in its charter.)

Virginia	0-12227	54-1006352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22400 Davis Drive, Sterling Virginia	20164
(Address of principal executive offices)	(Zip Code)

(703) 406-2800
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 22, 2013, Glen Goold, 42, who has been serving as Assistant Chief Financial Officer and Director of Finance for the Company since November 2012, was appointed as interim Secretary and Chief Financial Officer.  Mr. Goold will serve in such capacity until a permanent Secretary and Chief Financial Officer is appointed.  Prior to joining the Company, Mr. Goold served as an Associate Vice President for the Carlyle Group in their Fund Management department.  At Carlyle, Mr. Goold led a number of international investment funds that focused on acquiring mid-market businesses principally located throughout Asia.  Mr. Goold worked in this capacity for Carlyle from 2005 to 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutron Corporation
(Registrant)

Date: October 25, 2013	By:	/s/ Raul S. McQuivey
Raul S. McQuivey
Chief Executive Officer